SUPPLEMENT DATED NOVEMBER 10, 2011
TO THE PROSPECTUSES FOR
PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
PRINCIPAL FLEXIBLE VARIABLE ANNUITY
PRINCIPAL FREEDOM VARIABLE ANNUITY 2
DATED MAY 1, 2011

Effective November 15, 2011, this supplement updates information in the prospectuses dated
May 1, 2011, for the variable annuity contracts (each a “Contract”) referenced above, each of which is issued by Principal Life Insurance Company (the “Company”, “we”, “us”, or “our”) through its Principal Life Insurance Company Separate Account B. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at Principal Financial Group, P.O. Box 9382, Des Moines,
Iowa 50306-9382 or call us at 1-800-852-4450 to request a free copy. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in your prospectus.

TABLE OF SEPARATE ACCOUNT DIVISIONS

SmallCap Growth II Division

On or about November 15, 2011, delete the reference to Essex Investment Management being an Investment Advisor.

SmallCap Value I Division

On or about November 15, 2011, delete the reference to Mellon Capital Management Corporation being an Investment Advisor.

THIS SUPPLEMENT SHOULD BE READ AND
RETAINED FOR FUTURE REFERENCE

Principal Financial Group
P.O. Box 9382
Des Moines, Iowa 50306-9382
1-800-852-4450